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                      FORM OF REGISTRATION RIGHTS AGREEMENT


                  Registration Rights Agreement (the "Agreement") by and between Internet Broadcasting System, Inc., a corporation organized under the laws of the state of Delaware (the "Company"), with its principal place of business at 175 Park Avenue, Madison, New Jersey 07940, and the party executing this Agreement on the signature page hereof (the "Holder"), with an address as set forth on the signature page hereof. Reference is made to the Confidential Private Placement Memorandum dated May 6, 1996 (including all financial statements and exhibits contained therein and any amendments or supplements thereto, the "Memorandum") of the Company. All capitalized terms used but not defined herein shall have the same meanings given to them in the Memorandum.

                  WHEREAS, the Holder has purchased on the date hereof that number of shares of the Company's Common Stock as set forth on the signature page hereof (the "Shares") pursuant to the Memorandum; and

                  WHEREAS, as an additional inducement to the Holder to purchase the Shares, the Company has granted to the Holder certain registration rights with respect to the Shares as set forth herein.

                  NOW, THEREFORE, the parties hereto agree as follows:



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         SECTION 1. Definitions. For the purposes of this Agreement:

         (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), or any comparable law of any other jurisdiction, and the declaration or ordering of effectiveness of such registration statement or document.

         (b) The term "Registrable Securities" means the Shares and any additional shares of Common Stock issued as a dividend or other distribution with respect to the Shares, excluding, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned.

         SECTION 2. Piggyback Registration. (a) If (but without any obligation to do so) the Company proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in connection with a merger, an acquisition or an offering of securities under any employee benefit plan or stock option plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give the Holder written notice of such registration at least 30 days prior to such registration. Upon the written request of the Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the consent of the Company's underwriter for such public offering, use its best efforts to cause to be registered under the Securities Act as part of such Company registration, all of the Registrable Securities that the Holder has requested to be registered.

         (b) Notwithstanding any provision of Section 2(a) to the contrary, if the registration of which the Company gives notice pursuant to Section 2(a) is for an underwritten offering, and if the underwriter determines that marketing factors require exclusion or a limitation of the number of shares to be underwritten, or determines that any other limitation is advisable, the underwriter may exclude or otherwise limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise the Holder, and the number of shares included in such registration and underwriting, if any, shall be allocated among the Holder and any other selling stockholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be registered by the Holder and any other selling stockholders, or otherwise as the underwriter shall advise. No

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Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Holder disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn from such underwriting shall also be withdrawn from such registration.

         (c) Notwithstanding the provisions of Section 2(a), the Company shall have the right at any time after it shall have given written notice pursuant to
Section 2(a) (irrespective of whether a written request for inclusion of any Registrable Securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

         (d) The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registration pursuant to this Section 2 for the Holder, including (without limitation) all registration, filing, qualification, attorneys', printers' and accounting fees relating or apportionable thereto; provided, however, that the following expenses shall be borne by the Holder:

                  (i) all out-of-pocket expenses incurred by the Holder, including all expenses, fees and disbursements of any counsel retained by the Holder, all underwriting discounts and commissions, all transfer taxes and all expenses of any audits resulting from the Company's inability to use in the registration statement any financial statements by reason of such registration of the Registrable Securities held by the Holder; and

                  (ii) any additional registration and qualification fees and expenses that result from the inclusion of the Registrable Securities held by the Holder.

         SECTION 3. Obligations of the Company. In connection with any registration effected pursuant to Section 2, the Company shall, as expeditiously as reasonably possible:

         (a) Subject to Section 2(b), prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such registration statement.

         (c) Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder to enable the Holder to consummate the disposition in such jurisdictions of such securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holder, if participating in such underwriting, shall also enter into and perform its obligations under such an agreement.

         (f) Notify the Holder holding Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as



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then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing.

         (g) Furnish, at the request of the Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent public accountants of the Company, in form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder requesting registration of Registrable Securities.

         SECTION 4. Obligations of Selling Holder. (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of the selling Holder that the Holder shall furnish to the Company in writing on a timely basis such information with respect to the Holder, the Registrable Securities held, and the intended method of disposition of such securities as shall be required to effect the registration of the Holder's Registrable Securities. The Company shall have no obligation with respect to this Agreement if in the reasonable opinion of counsel to the Company or the underwriters, the failure of the Holder to provide the information required by this Section 4 impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

         (b) The Holder holding Registrable Securities included in a registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

         (c) At the end of the period during which the Company keeps the registration statement current and effective, the Holder holding Registrable Securities included in the registration statement shall discontinue sales of Registrable Securities pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the Registrable Securities covered by such registration statement which remain unsold, and the Holder shall notify the Company of the number of Registrable Securities registered which remain unsold immediately upon receipt of such notice from the Company.

         SECTION 5. Indemnification. In the event any of the Holder's Registrable Securities are included in a registration statement under this
Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder requesting to join in such registration, any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (together with any similar act or law executed under the laws of a foreign country referred to herein as the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other foreign, federal, provincial or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements made therein not misleading, or (ii) any violation by the Company of the Securities Act, the 1934 Act, any provincial or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any provincial or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company will pay to the Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage,


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liability, or action; provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration by the Holder, underwriter or controlling person or a Violation which arises out of any untrue statement or omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) if such prospectus was not furnished to the person or entity asserting the Violation at or prior to the time such furnishing is required by the Securities Act. This indemnification shall not be deemed to relieve any underwriter of any of its due diligence obligations.

         (b) To the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other selling shareholder selling securities in such registration statement and any controlling person of any such underwriter or selling shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or other foreign, federal, provincial or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by the Holder in connection with such registration; and the Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further that in no event shall any indemnity under this Section 5(b) exceed the gross proceeds from the offering received by the Holder.

         (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

         (d) The obligations of the Company and the Holder under this Section 5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

         SECTION 6. Miscellaneous.

         (a) The rights of the Holder hereunder may be assigned by the Holder to a transferee or assignee of the Holder's Registrable Securities provided the Company is, prior to or simultaneously with such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or

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assignee is restricted under the Securities Act. For the purposes hereof, such transferee shall be deemed to be a "Holder."

         (b) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the antecedent may require.

         (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or upon receipt when sent by registered mail, return receipt requested, addressed to the other party at the address of such party set forth in this Agreement, or to such other address furnished by notice given in accordance with this Section 6(c).

         (d) Failure of the Company or the Holder to exercise any right or remedy under this Agreement or delay by the Company or the Holder in exercising same, will not operate as a waiver thereof. No waiver by the Company or the Holder will be effective unless and until it is in writing and signed by the Company and the Holder.

         (e) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, without giving effect to its conflicts of law rules or principles. This Agreement and the rights, powers and duties set forth herein shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, estates, legal representatives, successors and assigns. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability or any other provision hereof.

         (f) This Agreement and the documents referred to herein shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

         (g) The section titles and headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

         (h) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same Agreement.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the
___ day of _____________, 1996.

                                             INTERNET BROADCASTING SYSTEM, INC.



                                             By _______________________________
                                                  Name:
                                                  Title:




                                             HOLDER



                                             By _______________________________
                                                  Name:
                                                  Title:

Number of Shares of Common Stock
Purchased by Holder Pursuant to Memorandum: _____________________


Address of Holder: ______________________________________________


                   ______________________________________________


                   ______________________________________________



         Telephone:______________________________________________



         Facsimile:______________________________________________